Registration No. 33-51035

                    -----------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                    -----------------------------------------

                         POST EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      under

                           THE SECURITIES ACT OF 1933

                    -----------------------------------------

                                    GPU, INC.
             (Exact name of registrant as specified in its charter)

                Pennsylvania                       13-5516989
                (State or other juris-            (I.R.S. Employer
                diction of organization)          Identification No.)

              300 Madison Avenue, Morristown, New Jersey 07962-1911
               (Address of Principal Executive Offices) (Zip Code)

                            EMPLOYEE SAVINGS PLAN FOR
                            NON-BARGAINING EMPLOYEES
                            (Full title of the plan)

                               TERRANCE G. HOWSON
                          Vice President and Treasurer
                                GPU Service, Inc.
                               310 Madison Avenue
                          Morristown, New Jersey 07962
                     (Name and address of agent for service)

                                 (973) 455-8200
                     (Telephone number, including area code,
                              of agent for service)

                                   Copies to:

      Mary A. Nalewako, Secretary             Douglas E. Davidson, Esq.
      GPU, Inc.                               Berlack, Israels & Liberman LLP
      300 Madison Avenue                      120 West 45th Street
      Morristown, New Jersey 07962            New York, New York 10036
      (973) 455-8200                          (212) 704-0100

      The contents of the registrant's Registration Statement on Form S-8 (Registration No. 33-51035), are incorporated herein by reference.


                                     PART II

                INFORMATION REQUIREDIN THE REGISTRATION STATEMENT

      Item 5.     Interests of Named Experts and Counsel.
      -------     ---------------------------------------

                  Certain legal matters in connection with the Plan were passed upon by Berlack, Israels & Liberman LLP, New York, New York, who relied on the opinion of Ballard, Spahr, Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, with respect to matters of Pennsylvania law. Certain additional legal matters in connection with the Plan were passed upon by Carter, Ledyard & Milburn, New York, New York. As of February 18, 1999, members and attorneys of Berlack, Israels & Liberman LLP owned an aggregate of 14,066 shares of GPU Common Stock. As of March 31, 1999 members and attorneys of Carter, Ledyard & Milburn and their spouses owned an aggregate of 408 shares of GPU Common Stock, one such member held 200 such shares as custodian for a child of his, and one such member held 648 shares such shares as trustee.

      Item 8.     Exhibits
      -------     --------

         4-A GPU Companies Employee Savings Plan For Nonbargaining Employees (the "Plan") as restated through October 1, 1998 to reflect amendments effective as of January 1, 1997, January 1, 1998 and October 1, 1998.

         4-B GPU System Companies Master Savings Plan Trust, as restated November 1, 1993 -- incorporated by reference to Exhibit 4(b), Registration Statement on Form S-8, SEC File No. 033-51035.

         4-C-1 Articles of Incorporation of GPU, Inc., as amended through March 27, 1990 -- incorporated by reference to Exhibit 3-A, 1989 Annual Report on Form 10-K, SEC File No. 1-6047.

         4-C-2 Articles of Amendment to Articles of Incorporation of GPU, Inc., dated May 5, 1995 -- incorporated by reference to
                  Exhibit 4-A, Certificate Pursuant to Rule 24, SEC File No. 70-8569.

         4-C-3 Articles of Incorporation of GPU, Inc., as amended August 1, 1996 -- incorporated by reference to Exhibit 3-A-2, 1996 Annual Report on Form 10-K, SEC File No. 1-6047.

         4-D      By-Laws  of  GPU,  Inc.,  as  amended   December  4,  1997  --
                  incorporated by reference to Exhibit 3-B, 1997 Annual Report on Form 10-K, SEC File No. 1-6047.

         23 Consent of ProcewaterhouseCoopers LLP -- incorporated by reference to Exhibit 23-A, 1998 Annual Report on Form 10-K, SEC File No. 1-6047.

         24-A     Power of Attorney

      The registrant undertakes that it will submit or has submitted the Plan and any amendments thereto to the Internal Revenue Service (the "IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.

                                   SIGNATURES
                                   ----------

            The Registrant. Pursuant to the requirements of the Securities Act or 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Morristown, State of New Jersey on this 24th day of May, 1999.

                                                GPU, INC.


                                                By:/s/ F.D. Hafer
                                                   ------------------------
                                                    F.D. Hafer
                                                    Chairman, President and
                                                    Chief Executive Officer


            Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                  Signature and Title                             Date



            /s/ F.D. Hafer                                  May 24, 1999
            --------------------------------------
            F.D. Hafer, Chairman, President and
            Chief Executive Officer
            (Principal Executive Officer)


            /s/ B.L. Levy                                   May 24, 1999
            --------------------------------------
            B.L. Levy, Senior Vice President and
            Chief Financial Officer
            (Principal Financial Officer)


            /s/ P.E. Maricondo                              May 24, 1999
            --------------------------------------
            P.E. Maricondo, Vice President and
            Comptroller (Principal Accounting
            Officer)


            T.H. BLACK*                                     May 24, 1999
            --------------------------------------
            T.H. Black, Director


            T.B. HAGEN*                                     May 24, 1999
            --------------------------------------
            T.B. Hagen, Director


            H.F. HENDERSON, JR.*                            May 24, 1999
            --------------------------------------
            H.F. Henderson, Jr., Director

            J.M. PIETRUSKI*                                 May 24, 1999
            --------------------------------------
            J.M. Pietruski, Director


            C.A. REIN*                                      May 24, 1999
            --------------------------------------
            C.A. Rein, Director


            P.R. ROEDEL*                                    May 24, 1999
            --------------------------------------
            P.R. Roedel, Director


            B.S. TOWNSEND*                                  May 24, 1999
            --------------------------------------
            B.S. Townsend, Director


            C.A.H. TROST*                                   May 24, 1999
            --------------------------------------
            C.A.H. Trost, Director


            P. K. WOOLF*                                    May 24, 1999
            --------------------------------------
            P.K. Woolf, Director







            * By: /s/ B.L. Levy
            --------------------------------------
                  B.L. Levy, as Attorney-in-Fact

            The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other person who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Morristown, State of New Jersey, on May 24, 1999.


                                  GPU COMPANIES
                                  EMPLOYEE SAVINGS PLAN FOR
                                  NONBARGAINING EMPLOYEES


                                         By:
                                         /s/ Carl Brooks
                                         ------------------------------------
                                         Carl Brooks,
                                         Member of Administrative Committee


                                         By:
                                         /s/ Carole Snyder
                                         ------------------------------------
                                         Carole Snyder,
                                         Member of Administrative Committee


                                         By:
                                         /s/ Mary Hayes
                                         ------------------------------------
                                         Mary Hayes,
                                         Member of Administrative Committee


                                         By:
                                         /s/ Donald Sparaco
                                         ------------------------------------
                                         Donald Sparaco,
                                         Member of Administrative Committee


                                         By:
                                         /s/ Georgia Stenger
                                         ------------------------------------
                                         Georgia Stenger,
                                         Member of Administrative Committee


                                         By:
                                         /s/ John Wilson
                                         ------------------------------------
                                         John Wilson,
                                         Member of Administrative Committee